Agreement by and between Hemispherx Biopharma, Inc. ("Hemispherx") and Paul Griffin ("Griffin")

      Whereas, Hemispherx wants to acquire all right, title and interest in and to the awarded and pending patent applications (the "Patents") set forth and described on Exhibit "A" attached hereto and made a part hereof, and

      Whereas, Griffin has an interest in the Patents and is willing to convey all of his interests in the Patents to Hemispherx for the consideration hereinafter recited

      Now, Therefore, it is agreed as follows:

            1. Griffin hereby conveys, remises, releases and quitclaims unto Hemispherx all of his right, title and interest in and to the Patents.

            2. Hemispherx shall cause to be issued and delivered to Griffin that whole number of shares of common stock of Hemispherx ("Hemispherx Stock") which, when multiplied by the closing price of the Hemispherx Stock on the American Stock Exchange on the date of this Agreement will come closest to, but will not exceed, $150,000.00

            3. The Hemispherx Stock will have piggyback registration rights and will be registered in the first registration statement filed by Hemispherx with the Securities and Exchange Commission following the date of this Agreement.

            4. Griffin agrees that he will not sell any of the Hemispherx Stock for a period of six months following the date of this Agreement.

            5. The date of this Agreement is 7/3/06.

HEMISPHERX BIOPHARMA, INC.


BY: /s/ William A. Carter
    ------------------------------------


    /s/ Paul Griffin
    ------------------------------------
    Paul Griffin

                                   EXHIBIT "A"

Clark & Elbing
Ref. No.                 Title             Country      Serial Number      Filing Date       Status/Upcoming actions for 2006
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002001     Methods for Inducing   United States   08/372,429      January 13, 1995   U.S. Patent No. 6,630,455 Issued
                 Mucosal Immune                                                            October 7, 2003
                 Response
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002AU1     Methods and            Australia       29587/95        July 3, 1995       Australian Patent No.700519 Granted
                 Compositions for                                                          April 22, 1999 Annuity payment due
                 Inducing Mucosal                                                          July 3, 2006
                                        -------------   -------------   ----------------   ------------------------------------
50269/002JP1     Immune Responses       Japan           8-521630        July 3, 1995       Pending
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002AU2                            Australia       74620/96        October 17, 1996   Australian Patent No.696850 Granted
                                                                                           January 7, 1999 Annuity payment due
                                                                                           October 17, 2006
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002CA2                            Canada          2,233,166       October 17, 1996   Pending Annuity payment due
                                                                                           October 17, 2006
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002EP2                            Europe          96936786.1      October 17, 1996   European Patent No. 0855919 Granted
                 Hormone                                                                   July 23, 2003
  50269/002FR2   Immunomodulated        France                                             Annuity payment due October 17, 2006
                 Induction of Mucosal
  50269/002DE2   Immune Responses       Germany         69629202.5                         Annuity payment due October 17, 2006

  50269/002GB2                          UK                                                 Annuity payment due October 17, 2006
--------------   --------------------   -------------   -------------   ----------------   ------------------------------------
50269/002JP2                            Japan           9-516083        October 17, 1996   Pending